Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Takung Art Co., Ltd (the “Company”) on Form 10-Q for the quarter ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kwok Leung Paul Li, Chief Executive Officer, and Tracy Chui-Kam Ng, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2021

/s/ Kwok Leung Paul Li
Kwok Leung Paul Li
Chief Executive Officer
(Principal Executive Officer)

/s/ Tracy Chui-Kam Ng
Tracy Chui-Kam Ng
Chief Financial Officer
(Principal Accounting and Financial Officer)